SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 18, 2002

WAREFORCE.COM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada	333-82327	84-0542988

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

2361 Rosecrans Avenue, Suite 155, El Segundo, CA	90245

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 725-5555

NONE

(Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

     Not applicable.

Item 2. Acquisition or Disposition of Assets.

     Not applicable.

Item 3. Bankruptcy or Receivership.

     Not applicable.

Item 4. Changes in Registrant’s Certifying Accountant.

[References are to Item 304 of Regulation S-K]

(a)(1)(i)	On January 17, 2002 Arthur Andersen LLP (“Arthur Andersen”) and Registrant agreed that Arthur Andersen would no longer be retained as Registrant’s independent public accountants. Accordingly, the client-independent public accountant relationship was terminated as of that date.
(a)(1)(ii)	Arthur Andersen’s report on the Registrant’s financial statements for the years ended December 31, 1999 and 2000 did not contain any adverse opinion or a disclaimer of opinion, but contained a footnote as to the Registrant’s ability to continue as a going concern if the Company was unable to secure sufficient additional financing prior to March 31, 2002.
(a)(1)(iii)	The decision to hire new independent accountants was approved by the Registrant’s Audit Committee of its Board of Directors.
(a)(1)(iv)(A)	During the Registrant’s fiscal years ended December 31, 2000 and 2001 and subsequent interim periods, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make a reference to the subject matter of the disagreement(s) in connection with its reports.
(a)(1)(iv)(B)	During the Registrant’s fiscal years ended December 31, 2000 and 2001 and subsequent interim periods, Arthur Andersen did not advise the Registrant with respect to any of the matters described in Item 304(a)(1)(iv)(B) of Securities and Exchange Commission Regulation S-K.
(a)(2)	On January 18, 2002 a new independent accounting firm, Singer Lewak Greenbaum Goldstein LLP, Los Angeles, California, was engaged as the Registrant’s independent accountants. During the Registrant’s period ending December 31, 2000 and 2001 and subsequent interim periods, the Registrant did not consult Singer Lewak Greenbaum & Goldstein LLP, regarding (i) either the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (ii) any matter that was the subject of a disagreement or was a reportable event (as defined in Item 304(a)(1)(iv) of Securities and Exchange Commission Regulation S-K).
(a)(3)	The Registrant has provided Arthur Andersen with a copy of the foregoing disclosures and requested in writing that Arthur Andersen furnish it within 10 business days with a letter addressed to the SEC stating whether or not it agrees with such disclosures. A copy of such letter is being filed as an exhibit with this report.

Item 5. Other Events.

     Not applicable.

Item 6. Resignations of Registrant’s Directors.

     Not applicable.

Item 7. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

     16.1 Letter from Arthur Andersen re disclosures

Item 8. Change in Fiscal Year.

     Not applicable.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAREFORCE.COM, INC. (Registrant)

Date: January 18, 2002	By:	/s/ ORIE RECHTMAN
Orie Rechtman, Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description

16.1	Arthur Andersen correspondence